UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

September 1, 2020

MACKENZIE REALTY CAPITAL INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-55006	45-4355424
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 Davis Road, Suite 100 Orinda, California	94563
(Address of principal executive offices)	(Zip Code)

(925) 631-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered under Section 12(b) of the Act:  None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 1, 2020, the Company announced its intention to deregister as a business development company and shift to investing in direct real estate assets. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated September 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: September 1, 2020	By:	/s/ Robert Dixon
Robert Dixon
President